UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 31, 2007
LEAR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-11311 (Commission File Number)	13-3386776 (IRS Employer Identification Number)

21557 Telegraph Road, Southfield, MI (Address of principal executive offices)	48033 (Zip Code)
(248) 447-1500
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 2.01. Completion of Acquisition or Disposition of Assets.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Limited Liability Company Agreement dated as of March 31, 2007
Amendment No. 1 to the Asset Purchase Agreement dated as of March 31, 2007
Press Release issued April 2, 2007
Unaudited Pro Forma Condensed Consolidated Financial Statements

Section 1 — Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement.
On March 31, 2007, a wholly owned subsidiary of Lear Corporation and certain affiliates of WL Ross & Co. LLC (“WL Ross”) and Franklin Mutual Advisers, LLC (“Franklin”) entered into the Limited Liability Company Agreement (the “LLC Agreement”) of International Automotive Components Groups North America, LLC (“IACNA”). For a description of the material terms of the LLC Agreement, reference is made to the summary thereof included in Item 2.01 below. The description of the LLC Agreement included in Item 2.01 below does not purport to be complete and is qualified in its entirety by reference to the full text of the LLC Agreement, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.
Section 2 — Financial Information
Item 2.01. Completion of Acquisition or Disposition of Assets.
On March 31, 2007, Lear Corporation (“Lear”) completed the transfer of substantially all of the assets of its North American interior business (as well as its interests in two China joint ventures) to International Automotive Components Group North America, Inc. (“IAC”) (the “IAC North America Transaction”). The IAC North America Transaction was completed pursuant to the terms of an Asset Purchase Agreement (the “Purchase Agreement”) dated as of November 30, 2006, by and among Lear, IAC, WL Ross, Franklin and IACNA, as amended by Amendment No. 1 to the Purchase Agreement dated as of March 31, 2007 (the “Amendment”). The legal transfer of certain assets included in the IAC North America Transaction is subject to the satisfaction of certain post-closing conditions. In connection with the IAC North America Transaction, IAC assumed the ordinary course liabilities of Lear’s North American interior business, and Lear retained certain pre-closing liabilities, including pension and postretirement healthcare liabilities incurred through the closing date of the transaction. The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the full text of such agreement, a copy of which was included as Exhibit 10.1 to Lear’s Current Report on Form 8-K filed on December 1, 2006, and incorporated herein by reference. A copy of the Amendment is attached as Exhibit 10.2 hereto and incorporated herein by reference.
In addition, pursuant to the terms of the LLC Agreement, Lear North Atlantic Operations Corporation (“Lear NAOC”), a wholly owned subsidiary of Lear, contributed approximately $27 million in cash to IACNA in exchange for a 25% equity interest in IACNA and warrants for an additional 7% of the current outstanding common equity of IACNA. Certain affiliates of WL Ross and Franklin made aggregate capital contributions of approximately $81 million to IACNA in exchange for the remaining equity and extended a $50 million term loan to IAC. Lear and Lear NAOC will fund up to an additional $40 million, and WL Ross and Franklin will fund up to an additional $45 million, in the event that IAC does not meet certain financial targets in 2007.
Lear transferred to IAC substantially all of its interior business in the United States, Canada and Mexico, consisting of 26 manufacturing facilities with annual net sales of about $2.5 billion, related to the production of instrument panels and cockpit systems, headliners and overhead systems, door panels and interior trim for various original equipment manufacturers. In connection with the IAC North America Transaction, Lear recorded a loss on divestiture of approximately $607 million in the fourth quarter of 2006 and expects to recognize an additional loss on divestiture of approximately $35 million in the first quarter of 2007. A copy of the press release issued by Lear to announce the closing of the IAC North America Transaction is attached hereto as Exhibit 99.1.
The closing of the IAC North America Transaction substantially completes the disposition of Lear’s interior business. Lear previously completed on October 16, 2006, the contribution of substantially all of its European interior business to International Automotive Components Group, LLC (“IAC Europe”), Lear’s joint venture with affiliates of WL Ross and Franklin, in exchange for a one-third equity interest in IAC Europe (the “IAC Europe Transaction”). The pro forma financial information attached hereto as Exhibit 99.2 gives effect to the closing of the IAC North America Transaction and the IAC Europe Transaction.
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(b)	Pro Forma Financial Information.
Included as Exhibit 99.2 to this Current Report on Form 8-K are:
•	Unaudited pro forma condensed consolidated balance sheet as of December 31, 2006, that gives effect to the closing of the IAC North America Transaction as if it had occurred as of December 31, 2006.

•	Unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2006, that gives effect to the closing of the IAC North America Transaction and the IAC Europe Transaction as if they had occurred as of January 1, 2006.
These unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of the financial position or operating results that would have been achieved by Lear had the IAC North America Transaction and the IAC Europe Transaction been completed as of the dates indicated or of the results that may be obtained in the future. These unaudited pro forma condensed consolidated financial statements and the accompanying notes should be read together with the financial statements and notes thereto and Management’s Discussion and Analysis of Financial Condition and Results of Operations included in Lear’s Annual Report on Form 10-K for the year ended December 31, 2006.
(c)	Exhibits
10.1	Limited Liability Company Agreement of International Automotive Components Group North America, LLC dated as of March 31, 2007.

10.2.	Amendment No. 1 to the Asset Purchase Agreement dated as of March 31, 2007, by and among Lear Corporation, International Automotive Components Group North America, Inc., WL Ross & Co. LLC, Franklin Mutual Advisers, LLC and International Automotive Components Group North America, LLC.

99.1	Press release of Lear Corporation issued on April 2, 2007.

99.2	Unaudited pro forma condensed consolidated financial statements.
(i)	Unaudited pro forma condensed consolidated balance sheet as of December 31, 2006.

(ii)	Unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2006.

(iii)	Notes to the unaudited pro forma condensed consolidated financial statements.

SIGNATURE
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEAR CORPORATION, a Delaware corporation
Date: April 5, 2007	By:	/s/ Daniel A. Ninivaggi
	Name:	Daniel A. Ninivaggi
	Title:	Executive Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Limited Liability Company Agreement of International Automotive Components Group North America, LLC dated as of March 31, 2007.

10.2	Amendment No. 1 to the Asset Purchase Agreement dated as of March 31, 2007, by and among Lear Corporation, International Automotive Components Group North America, Inc., WL Ross & Co. LLC, Franklin Mutual Advisers, LLC and International Automotive Components Group North America, LLC.

99.1	Press release of Lear Corporation issued on April 2, 2007.

99.2	Unaudited pro forma condensed consolidated financial statements.

(i) Unaudited pro forma condensed consolidated balance sheet as of December 31, 2006.

(ii) Unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2006.

(iii) Notes to the unaudited pro forma condensed consolidated financial statements.